SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 16, 2004
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



                              TECHE HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Louisiana                  0-25538            72-1287456
----------------------------    --------------      -------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


211 Willow Street, Franklin, Louisiana                  70538
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (337) 828-3212
                                                    --------------




                         Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              TECHE HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
-------  ------------

         On June 16, 2004, the Registrant and St. Landry Financial Corporation jointly announced that they have received all regulatory and stockholder approvals necessary to consummate the previously announced merger whereby St. Landry Financial Corporation will merger with and into the Registrant in exchange for $27.00 in cash per share. A copy of the press release regarding such announcement is attached hereto as Exhibit 99 and incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits
--------------------------------------------------------------------------------


     Exhibit
     Number                 Description
     ------                 -----------
       99       Press Release issued June 16, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              TECHE HOLDING COMPANY



Date: June 16, 2004                  By: /s/ Patrick O. Little
                                             -----------------------------------
                                             Patrick O. Little
                                             President and Chief Executive
                                             Officer